UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2015 (March 19, 2015)

CHINA TELETECH HOLDING, INC.

(Exact name of registrant as specified in its charter)

Florida	333-130937	59-3565377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Corporation Service Company 1201 Hays Street Tallahassee, FL
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (850) 521-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On March 19, 2015, the holders (the “Majority Shareholders”) of more than a majority of the issued and outstanding common stock of China Teletech Holding, Inc. (the “Company”) removed Mr. Dong Liu, without cause, from his positions as a member of the Board of Directors (the “Board”) of the Company and as the Chairman of the Board, effectively immediately.

On March 19, 2015, the Majority Shareholders elected Ms. Yankuan Li as the Chairwoman of the Board, effective as of March 20, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2015

CHINA TELETECH HOLDING, INC.

By:	/s/ Yankuan Li
Yankuan Li Chief Executive Officer

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